Exhibit 99.1

The information contained in this presentation includes forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and involve risks and uncertainties that may cause the Company's actual results to differ materially from any future results expressed or implied by such forward-looking statements. Factors that may cause such a difference include, but are not limited to (i) the rate of growth in the economy and employment levels, as well as general business and economic conditions; (ii) changes in interest rates, as well as the magnitude of such changes;
(iii) the fiscal and monetary policies of the federal government and its agencies; (iv) changes in federal bank regulatory and supervisory policies, including required levels of capital; (v) the relative strength or weakness of the consumer and commercial credit sectors and of the real estate markets in Puerto Rico and the other markets in which borrowers are located; (vi) the performance of the stock and bond markets; (vii) competition in the financial services industry; (viii) possible legislative, tax or regulatory changes; (ix) the impact of the Dodd-Frank Act on our businesses, business practice and cost of operations; and (x) additional Federal Deposit Insurance Corporation assessments. Other than to the extent required by applicable law,  the Company undertakes no obligation to publicly update or revise any forward-looking statement. Please refer to our Annual Report on Form 10-K for the year ended December 31, 2013 and other SEC reports for a discussion of those factors that could impact our future results. The financial information included in this presentation for the quarter ended June 30, 2014 is based on preliminary unaudited data and is subject to change.
Forward Looking Statements

NPLs increased by $4 million QoQ; ratio at 3.3%
NPL inflows excluding consumer loans down $54 million QoQ
NCOs of 0.94% compared to 0.80% last quarter; increase of
$3 million
Reported adjusted net income of $86 million
1
Strong margins: Popular, Inc. 4.68%
2
adjusted; BPPR 5.50%
Credit
(excluding
covered loans)
Capital
Earnings
Completed TARP repayment on July 2, 2014

1 GAAP Net Loss of $511 million. See appendix for a non GAAP to GAAP reconciliation
2 Excludes impact of $414 million TARP discount amortization. GAAP Net Income Interest Margin of (0.77%). See appendix for a non GAAP to GAAP reconciliation

TARP & Capital-Update

Minimum Well
Capitalized Ratio
Q2 2014 Ratio
Pro-forma
Q2 2014 Exc. Tarp
3
Received approval for full TARP repayment without additional equity
Financed TARP repayment with existing holding company liquidity and the proceeds from senior note offering
$450 million 5 year 7% senior unsecured
Hold Co. liquidity approximately $175 million post TARP; debt service coverage in excess of 2 years with no maturities until 2019
Robust capital; Pro-forma Tier1 Common Equity ratio of 13.8%
Common Tier 1 Capital
*
Tier 1 Capital
Total Capital
Leverage
5.0%
6.0%
10.0%
5.0%
13.5%
19.4%
20.7%
13.2%
13.8%
15.8%
17.1%
10.5%
*Actual and pro-forma Common Tier 1 Capital includes $414 million of accelerated discount amortization related to the subsequent $935 million TARP repayment

BPNA Restructuring-Update
•
California, Illinois and Central Florida transactions are on pace to close by YE 2014
Strategic focus going forward on NY metro and South Florida regions
Non cash goodwill write-down in Q2 of $187 million
•
US operational restructuring initiative progress also on track with expected completion during Q1 2015
•
Continue to look at all remaining components of BPNA balance sheet for opportunities to manage credit exposures and capital
Lower risk profile and smaller balance sheet to yield additional capital

Financial Summary (unaudited)

See appendix for a non GAAP to GAAP reconciliation
Q2 2014 Q1 2014
Non GAAP GAAP
In thousands
Adjusted
As
Reported
Net interest income $354,687 $351,171 $3,516
Non Interest Income
118,050 120,238 (2,188)
Total revenues before FDIC loss share impact
472,737 471,409 1,328
FDIC loss-share income (expense)
(55,261) (24,206) (31,055)
Gross revenues 417,476 447,203 (29,727)
Provision for loan losses (excluding covered loans)
50,074 54,122 (4,048)
Provision for loan losses (covered loans)
11,604 25,714 (14,110)
Total provision for loan losses
61,678 79,836 (18,158)
Net revenues
355,798 367,367 (11,569)
Personnel costs
99,100 104,301 (5,201)
Other real estate owned (OREO) expenses
3,410 6,440 (3,030)
Other operating expenses 168,355 166,858 1,497
Total operating expenses
270,865 277,599 (6,734)
Income from continuing operations before tax
84,933 89,768 (4,835)
Income tax expense
10,400 23,264 (12,864)
Net Income from continuing operations
74,533 66,504 8,029
Income from discontinued operations, net of tax
11,634 19,905 (8,271)
Net  income
$86,167 $86,409 ($242)
Adjusted
Variance

Capital
**Excess capital over “well capitalized” Basel I threshold
*Averages for 30 bank holding Companies with $50 billion or more of total consolidated assets, consisting of 19 firms included in Comprehensive Capital Analysis and Review
(CCAR) and 11 firms included in Capital Plan Review (CapPR). Source SNL Financial &
FactSet.
Tier 1 Common Equity capital ratio of 13.5%
1
exceeds current CCAR 5% target
by $2.0 billion
We expect to remain “well-capitalized” under Basel III rules issued by the Federal
Reserve
Capital Ratio % Excess capital in $, billions
6
1 Pro-froma Tier 1 Common Equity capital ratio excluding TARP is 13.8%
13.5
19.4
20.7
10.3
10.9
12.1
14.8
8.7
Tier 1 Common Tier 1 Capital Total Capital Tangible Common
Equity
BPOP Q2 2014 CCAR & CapPR Q1 2014 *
$2.0
$3.2
$2.6
Tier 1 Common Tier 1 Capital
**
Total Capital
**

POPULAR.

Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14
NPLs
OREO
NPL HFS
NPAs/Total Assets

*
Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14
Mortgage
Commercial & Construction
Other
NPL/Loans (HIP)

Non Performing Assets
•
NPLs HIP increased slightly by $4 million QoQ
•
NPAs, including covered loans,  remained
flat at $956 million, QoQ
Overall stable led by strong credit quality in the US operations
7
*Q2 2014 NPL’s and NPL/total loans ratio excludes discontinued operations
Non-Performing Assets ($MM)
Non-Performing Loans ($MM)
Covered NPLs decreased $8 million, reflective
of continued resolution efforts
NPL HFS increased $4 million QoQ
OREOs flat at $295 million vs. $296 million in
Q1 2014
$41 million increase in PR, mostly mortgage NPLs
$37 million decline in US operations
-
$28 million decline in commercial NPLs, driven by sales
and credit improvements
-
$10 million decline related to discontinued  operations
932
971
1,142
852
866
1,026
1,101
1,293
1,500
2,084
2,245
2,402
2,448
2,539
2,623
2,489
2,314
2,277
2,254
2,365
2,311
2,178
2,120
2,002
1,419
992
944 956 956
2.1%
2.4%
1.9%
2.1%
2.5%
2.7%
3.3%
4.0%
5.7%
6.3%
6.9%
7.2%
6.0%
6.4% 6.4%
6.0%
5.8%
5.9%
6.3%
6.2%
5.9%
5.8%
5.5%
3.8%
2.7%
2.6%
2.6% 2.6%
2.6%
598
858
1,008
771
781
923
1,028
1,203
1,404
1,978
2,116
2,276
2,313
2,330
2,344
1,572
1,614
1,625
1,732
1,738
1,682
1,563
1,550
1,425
1,051
614 618
635 640
2.7%
3.1%
2.8%
2.9%
3.5%
3.9%
4.7%
5.6%
8.0%
8.7%
9.6%
10.0%
10.4%
10.6%
7.6%
7.9%
7.9%
8.4%
8.4%
8.2%
7.6%
7.5%
6.8%
4.9%
2.9%
2.9%
2.8%
2.9%
3.3%
Metrics exclude covered loans

POPULAR.

273
397
333
279
231
257
210
158
158
136
126
183
136
92
87
84
55
51
52
34
26
29
27
16
23
16
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
Q2 14
US Inflows
PR Inflows

154
175
232
187
166
157
167
110
99
94
94
89
105
13
10
8
6
6
10
8
5
7
5
6
4
5
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
Q2 14
US Inflows
PR Inflows

Total NPL Inflows  ($MM)
NPL Inflows
•
Total NPL inflows down by $54 million, or 26%
QoQ
•
PR mortgage NPL inflows increased by $16
million QoQ
Mortgage NPL Inflows ($MM)
Commercial, Construction & Legacy NPL Inflows ($MM)
Excludes consumer loans
Metrics exclude covered loans
8
PR commercial inflows down $63 million;
Q1 2014 included $52 million  impact of a
single credit relationship that continues
current
US commercial inflows down $8 million
79 77 76
48 45
42
26
22 22 22
10
19
11
119
222
101
93
65
100
43
48
59
42
32
94
31

NCO ($MM) and NCO-to-Loan Ratio
Metrics exclude covered loans
Provision ($MM) and Provision-to-NCO Ratio
9
690
693 690
665
649
636
622
584
529
526
538
543
526
129%
285%
42%
82%
Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14
ALLL ALLL/NCO ALLL/NPL
133
135
126
108
98
96
101
81
79
58
35
43
46
163
200 2.59%
0.94%
Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14
NCO NPL Sale Charge-offs NCO% NPL Sale NCO%
96
151
124
83
82
84
86
58
55 55
48 47
50
149
169
72%
108%
Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14
PLL NPL Sale PLL PLL/NCO
NCOs increased slightly by $3 million QoQ
Q1 2014 included the effect of net recoveries in the US;
NCOs continue to track favorably
NCO ratio of 0.94% vs. 0.80% in Q1 2014; results
impacted by reclassification of the discontinued operations
Provision increased slightly by $3 million; $50 million in Q2
2014 vs. $47 million in Q1 2014
Provision to NCO of 108%, compared to 110% in Q1 2014
ALLL decreased by $16 million QoQ; ALLL to loans at
2.68% vs. 2.51% in Q1 2014
$28 million release in the US
$20 million decrease related to the transfer to LHFS in the discontinued
operations
$32 million increase in PR
ALLL to NPL coverage ratio stable at 82% in Q2 2014 vs.
85% in Q1 2014
Asset Quality
ALLL ($MM), ALLL-to-NCO and ALLL-to-NPL Ratios
NPL Sale PLL/NCO

PR Public Sector Exposure
•
Loans to the Government of Puerto
Rico and Public Corporations are
either collateralized loans or
obligations that have a specific
source of income or revenues
identified for their repayment
10
•
Loans to various municipalities
backed by unlimited taxing power
or real and personal property taxes
collected within such municipalities
•
Our current direct exposure to the PR government, instrumentalities and municipalities is $833 million, of which approximately $709 million is outstanding, down $235 million QoQ
PR Central Government &
Public Corporations
Municipalities
•
Indirect exposure of loans or
instruments that are payable by non-
governmental entities and have a
government guarantee to cover any
shortfall in collateral in the event of
borrower default. Majority are single-
family mortgage related.
Indirect Exposure
(In millions) Loans Securities Total
Central Government
-
76 76
Public Corporations
PRASA 100 1 101
PREPA 75 - 75
PRHTA - - -
OTHER 21 - 21
Total Central Govt & Public Corp. 196 77 273
as % of Tier 1 Capital 6%
Municipalities 374 62 436
Direct Government Exposure 570 139 709
Indirect Exposure 312 48 360

Driving Shareholder Value
11
Capital
Earnings
Additional
Value
•
Robust capital with Tier 1 Common Equity of 13.5%
•
TARP repayment and BPNA transactions move us toward a more
active capital management process
•
Unique franchise in PR provides strong, stable revenue-
generating capacity
•
Continued stability in Popular’s credit metrics
•
EVTC ownership, BHD stake and restructured US operations

APPENDIX APPENDIX

Who We Are – Popular, Inc.
Franchise Franchise
•
Financial services company
•
Headquartered in San Juan, Puerto Rico
•
$37 billion in assets (top 40 bank holding
company in the U.S.)
•
$23 billion in total loans
•
$25 billion in total deposits
•
270 branches serving customers in Puerto
Rico, New York, California, Florida, Illinois,
U.S. Virgin Islands, and New Jersey
•
NASDAQ ticker symbol: BPOP
•
Market Cap: $3.54 billion
1 As of June 30, 2014
*Doing business as Popular Community Bank.
Summary Summary Corporate Structure
Assets = $36.6 bn
Popular Auto,
Inc.
Banco Popular
de Puerto Rico
Popular
Securities, Inc.
Assets = $27 .6 bn
Assets = $8.3bn
Banco Popular
North America*
Puerto Rico operations
Selected equity investments
(first two under “corporate”
segment and third and fourth under PR):
Popular
Insurance, Inc.
Popular North
America, Inc.
U.S. banking operations
Transaction processing,
business processes
outsourcing
14.8% stake
Adjusted EBITDA  of $181.2
million for the twelve months
ended March 31, 2014
Dominican
Republic bank
15.82% stake
2013
approximate net
income $111
million
PRLP 2011 Holdings
Construction and
commercial loans vehicle
24.9% stake
PR Asset Portfolio 2013-1
International, LLC
Construction, commercial
loans and OREOs vehicle
24.9% stake

1

Total deposits (net of brokered)
Total loans
34%
38%
37%
35%
42%
40%
39%
39%
23%
24%
23%
22%
33%
34%
35%
36%
2006
2007
2008
2009
2010
2011
2012
2013

Market Leadership in Puerto Rico
Popular’s Market Share Trend
Puerto Rico Market Share by Category
14
Total Deposits (Net of Brokered) 1 39%
Total Loans 1 36%
Commercial & Construction Loans 1 39%
Credit Cards 1 52%
Mortgage Loan Production 1 31%
Personal Loans 1 31%
Auto Loans/Leases 3 17%
Assets Under Management 3 15%
Category
Market
Position as of
Q1 2014
Market Share
as of Q1 2014
Source: Puerto Rico Office of the Commissioner of Financial Institutions & 10K reports; Mortgage origination data is not publicly available; Figures presented for BPPR and competitors were provided internally; Personal Loans: As a group, Credit Unions represent the largest competitor with 52% market share (115 Credit Unions were in business as of March 30, 2014 guaranteed by COSSEC)

PR & US Business

1 Excludes covered loans
2 Excludes discontinued operations  as of June 30, 2014
$ in millions (unaudited)
Q2 2014 Q1 2014 Variance Q2 2014 Q1 2014 Variance
Net Interest Income $334 $328 $6 $49 $51 ($2)
Non Interest Income 38 68 (30) 18 11 7
Gross Revenues 372 396 (24) 67 62 5
Provision (non-covered) 74 54 20 (25) - (25)
Provision (covered) 12 26 (14) - - -
Provision for loan losses 86 80 6 (25) - (25)
Operating expenses 223 221 2 40 40 -
Income tax (8) 30 (38) 1 1 -
Net Income from continuing
operations
71 65 6 51 21 30
(Loss) Income from discontinued
operations, net of tax
- - - (182) 20 (202)
Net  Income (loss) $71 $65 $6 ($131) $41 ($172)
NPLs  (HIP) ¹ $574 $532 $42 $66 $103 ($37)
NPLs  (HIP + HFS) ¹ 574 533 $41 70 103 (33)
Loan loss reserve ¹ 466 435 $31 60 108 (48)
Assets
2
$27,647 $27,734 ($87) $8,299 $8,793 ($494)
Loans  (HIP) 2
18,590 18,831 (241) 3,779 5,649 (1,870)
Loans  (HIP + HFS)
2
18,683 18,924 (241) 3,784 5,651 (1,867)
Deposits
2
21,144 21,245 (101) 3,819 6,067 (2,248)
NIM 5.50% 5.49% 0.01% 3.25% 3.41% -0.16%
PR US

1 Covered loans represent loans acquired in the Westernbank FDIC-assisted transaction that are covered under FDIC loss sharing agreements.
2 Total Basic and diluted EPS, including discontinued operations was $(4.98)
3 Excludes impact of $414 million TARP discount amortization. GAAP Net Income Interest Margin of (0.77%).
16
GAAP Reconciliation Q2 2014
(Unaudited) US GAAP Non GAAP
(In thousands)
Actual
Tarp  discount
amortization and
Income Tax
adjustments
Goodwill
impairment and
restructuring
charges
Adjusted
Net interest (expense) income $    (59,381) $              (414,068) $    354,687
Provision for loan losses – non-covered loans 50,074 - - 50,074
Provision for loan losses – covered loans
1
11,604 - - 11,604
Net interest (expense) income after provision for loan losses (121,059) (414,068) - 293,009
FDIC loss share income (expense) (55,261) - - (55,261)
Other non-interest income 118,050 - - 118,050
Operating expenses 275,439 - 4,574 270,865
(Loss) income from continuing operations before income tax (333,709) (414,068) (4,574) 84,933
Income tax (benefit) expense (4,124) (14,524) 10,400
(Loss) income from continuing operations $  (329,585) $              (399,544) $             (4,574) $      74,533
(Loss) income from discontinued operations, net of tax $  (181,729) $                        - $         (193,363) $      11,634
Net (loss) income $  (511,314) $              (399,544) $         (197,937) $      86,167
EPS from continuing operations-Basic (3.21) $
2
EPS from continuing operations-Diluted (3.21) $
2
NIM, adjusted 4.68%
3
Tangible book value per share (quarter end) 35.84 $
Market price (quarter end) 34.18 $
-
$

Consolidated Credit Summary (Excluding Covered Loans)
1 Excluding provision for loan losses and net write-downs related to the asset sale
$ in millions Q2 13
Loans Held in Portfolio (HIP) $19,635 $21,612 $21,612 $21,427 $21,522
Performing HFS 93                    94                    109                  123                  180
NPL HFS 4                      1                      1                      2                      11
Total Non Covered Loans 19,732 21,707 21,722 21,552 21,713
Non-performing loans (NPLs) $640 $635 $598 $618 $614
Commercial $281 $310 $282 $320 $328
Construction $22 $22 $24 $29 $45
Legacy $8 $12 $15 $24 $28
Mortgage $286 $252 $233 $203 $172
Consumer $43 $39 $44 $42 $41
NPLs HIP to loans HIP 3.26% 2.94% 2.77% 2.88% 2.85%
Net charge-offs (NCOs) $46 $43 $35 $58 $79
Commercial $12 $12 $16 $21 $41
Construction ($1) ($2) ($2) ($5) ($2)
Legacy ($1) ($5) ($5) $2 ($1)
Mortgage $10 $9 $8 $13 $16
Consumer $26 $28 $18 $27 $26
Write-downs bulk sale $0 $0 $0 $0 $200
Write-downs discontinued operations $20
NCOs to average loans HIP 0.94% 0.80% 0.66% 1.08% 1.47%
1
Provision for loan losses (PLL) $50 $47 $48 $55 $55
1
PLL to average loans HIP 1.02% 0.88% 0.89% 1.03% 1.02%
1
PLL to NCOs 1.08x 1.10x 1.35x 0.95x 0.69x
1
Allowance for loan losses (ALL) $526 $543 $538 $526 $529
ALL to loans HIP 2.68% 2.51% 2.49% 2.46% 2.46%
ALL to NPLs HIP 82.26% 85.40% 90.05% 85.19% 86.14%
Q2 14 Q1 14 Q4 13 Q3 13

De-risked Loan Portfolios
•
PR has derisked its commercial loan
portfolio by reducing its exposure in asset
classes with historically high loss content
Commercial portfolio, including
construction, has decreased from 55%
of total loans held-in-portfolio to 41%
Construction portfolio is down by 89%
since Q4 2007
SME1 lending is down by 55% from
Q4 2007
•
Collateralized exposure now represents a
larger portion of consumer loan portfolio
•
Unsecured loans credit quality has
improved as overall FICO scores have
increased
Loan Composition (Held-in Portfolio)
1
Small and Medium Enterprise
2
NCOs distribution represents the percentage allocation of NCOs from Q1 2008 through Q2 2014 per each loan category
Legacy portfolio is comprised of certain commercial, construction and lease financings lending products  exited by the US.
PR Commercial & Construction  Distribution
18
$ in millions Q4 2007 Q2 2014 Q4 2007 Q2 2014 Q4 2007 Q2 2014 Variance
Commercial $7,774 $6,299 $4,515 $1,857 $12,288 $8,156 ($4,133)
Consumer 3,552        3,416        1,698        510         5,249        3,926        (1,323)
Mortgage 2,933        5,458        3,139        1,206       6,071        6,664        593
Construction 1,231        136          237          43           1,468        179          (1,289)
Leases 814          547          -           -          814          547          (267)
Legacy -           -           2,130        163         2,130        163          (1,967)
Total $16,304 $15,856 $11,718 $3,779 $28,021 $19,635 ($8,386)
Puerto Rico US Total
NCOs
($mm) (%) ($mm) (%) ($mm) (%) Distribution
CRE SME $2,938 33% $1,541 24% ($1,397) -48% 23%
C&I SME
1
2,287 25% 827 13% (1,460) -64% 28%
C&I Corp 1,592 18% 1,915 30% 323 20% 6%
Construction 1,231 14% 136 2% (1,095) -89% 37%
CRE Corp 892 10% 1,955 30% 1,063 119% 4%
Multifamily 64 1% 62 1% (2) -3% 2%
Total $9,004 $6,436 ($2,568) -29% 100%
Q4 2007 Q2 2014 Variance
1
2

Popular, Inc. Credit Ratings
•
Our senior unsecured ratings have remained stable:
•
Moody’s: B2 Negative (Revised May 2014)
•
Fitch: BB- Stable Outlook (Reaffirmed December 2013)
•
S&P: B+ Stable Outlook
•
May 2014: Moody’s downgraded BPOP to B2; outlook revised to negative
•
February 2014: Moody's placed BPOP on review for downgrade
•
October 2013: Moody’s revised outlook to negative
•
January 2013: Fitch raised to BB- from B+; outlook revised to stable
•
December 2012: Moody’s downgraded BPOP to B1; stable outlook assigned
•
April 2012: Moody’s placing most of the PR banks under review with the possibility of downgrades, due to the state of the Puerto Rico economy
•
January 2012:  Fitch raised BPOP’s outlook to positive
•
December 2011: S&P raised its ratings on BPPR to BB from BB- and changed outlook to stable given revised bank criteria to regional banks
19 19